Q3 2019 Earnings Call Presentation October 24, 2019 NYSE: CUBI Member FDIC

Forward-Looking Statements This presentation, as well as other written or oral communications made from time to time by us, contains forward‐looking information within the meaning of the safe harbor provisions of   the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to future events or future predictions, including events or predictions relating to future financial   performance, and are generally identifiable by the use of forward‐looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “plan,” “intend,” or “anticipate” or the negative   thereof or comparable terminology. Forward‐ looking statements in this presentation include, among other matters, guidance for our financial performance, and our financial performance   targets. Forward‐looking statements reflect numerous assumptions, estimates and forecasts as to future events. No assurance can be given that the assumptions, estimates and forecasts   underlying such forward‐looking statements will accurately reflect future conditions, or that any guidance, goals, targets or projected results will be realized. The assumptions, estimates  and  forecasts underlying such forward‐looking statements involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions  and  future business decisions, which may not be realized and which are inherently subject to significant business, economic, competitive and regulatory uncertainties and known and  unknown  risks, including the risks described under “Risk Factors” in our Annual Report on Form 10‐K for the year ended December 31, 2018 and subsequent Quarterly Reports on Form  10‐Qand  current reports on Form 8‐K, including any amendments thereto, as such factors may be updated from time to time in our filings with the SEC. Our actual results may differ materially from  those reflected in the forward‐looking statements. In addition to the risks described under “Risk Factors” in our filings with the SEC, important factors to consider and evaluate with respect to our forward‐looking statements include: • changes in external competitive market factors that might impact our results of operations; • changes in laws and regulations, including without limitation, changes in capital requirements under Basel III; • changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events; • our ability to identify potential candidates for, and consummate, acquisition or investment transactions; • the timing of acquisition, investment or disposition transactions; • constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities; • local, regional and national economic conditions and events and the impact they may have on us and our customers; • costs and effects of regulatory and legal developments, including the results of regulatory examinations and the outcome of regulatory or other governmental inquiries and proceedings,   such as fines or restrictions on our business activities; • our ability to attract deposits and other sources of liquidity; • changes in the financial performance and/or condition of our borrowers; • changes in the level of non‐performing and classified assets and charge‐offs; • changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including the adoption of  the Current Expected Credit Losses standard; • inflation, interest rate, securities market and monetary fluctuations, including the discontinuance of LIBOR; • timely development and acceptance of new banking products and services and perceived overall value of these products and services by users, including the  products and services  being developed and introduced to the market by the BankMobile division of Customers Bank; • changes in consumer spending, borrowing and saving habits; • technological changes; • our ability to increase market share and control expenses; • continued volatility in the credit and equity markets and its effect on the general economy; • effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, the Financial Accounting Standards Board and other accounting standard setters; • the businesses of Customers Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more  difficult, time‐consuming  or costly than expected; 2

Forward-Looking Statements (Cont.) • material differences in the actual financial results of merger and acquisition activities compared with our expectations, such as with respect to the full realization  of anticipated cost savings  and revenue enhancements within the expected time frame; • our ability to successfully implement our growth strategy, control expenses and maintain liquidity; • Customers Bank's ability to pay dividends to Customers Bancorp; • risks relating to BankMobile, including: • our ability to maintain interchange income with the small issuer exemption to the Durbin amendment to the Dodd‐Frank Wall Street Reform and Consumer Protection Act; • the implementation of Customers Bancorp, Inc.'s strategy to retain BankMobile for 2‐3 years, the possibility that the expected benefits of retaining BankMobile for 2‐3 years may not be  achieved, or the possible effects on Customers' results of operations if BankMobile is never divested causing Customers Bancorp's actual results to differ from those in the forward‐ looking statements; • our ability to manage our balance sheet under $10 billion; • our ability to successfully complete a divestiture of BankMobile and the timing of completion; • the ability of Customers and an acquirer of BankMobile to meet all of the conditions to completion of the proposed divestiture; • our ability to execute on our White Label strategy to grow demand deposits through strategic partnerships; • material variances in the adoption rate of BankMobile's services by new students • the usage rate of BankMobile's services by current student customers compared to our expectations; • the levels of usage of other BankMobile student customers following graduation of additional product and service offerings of BankMobile or Customers Bank,  including mortgages  and consumer loans, and the mix of products and services used; • our ability to implement changes to BankMobile's product and service offerings under current and future regulations and governmental policies; • our ability to effectively manage revenue and expense fluctuations that may occur with respect to BankMobile's student‐oriented business activities, which  result from seasonal  factors related to the higher‐education academic year; and • BankMobile's ability to successfully implement its growth strategy and control expenses. • risks related to planned changes in our balance sheet, including: • our ability to reduce the size of our multi‐family loan portfolio; • our ability to execute our digital distribution strategy; and • our ability to manage the risk of change in our loan mix to include a greater proportion of consumer loans. You are cautioned not to place undue reliance on any forward‐looking statements we make, which speak only as of the date they are made. We do not undertake any  obligation to release  publicly or otherwise provide any revisions to any forward‐looking statements we may make, including any forward‐looking financial information, to  reflect events or circumstances occurring  after the date hereof or to reflect the occurrence of unanticipated events, except as may be required under applicable law. This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of  securities in any  jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such  jurisdiction. 3

Q3 2019 Highlights • Net interest margin, tax equivalent(1) (“NIM”), expanded 19 basis points during the quarter • Expect NIM to be above 2.83% during fourth quarter 2019 • Total deposits grew 5% year over year and 9% during Q3 2019; DDA’s grew 25% year over year • Loan mix improved • Multi-family loans declined 20% year over year and 7% during Q3 2019 • Strong C&I loan growth; 26% year over year and 6% during Q3 2019 • Consumer loans total $644 million at September 30, 2019, equal to about 6% of total CUBI loans at September 30, 2019. None of the consumer loans are subprime loans(2). The average FICO score of the consumer loans is 747 • Expenses expected to be flat to down for Q4 2019 from the average for the first nine months of 2019 • BankMobile segment Q3 2019 net earnings of $0.02 per diluted share • BankMobile is expected to have a sustained positive earnings contribution in Q4 2019 and in 2020 • Credit quality remains strong • Non-performing loans were only 0.17% of total loans at September 30, 2019 and reserves equaled 290% of non- performing loans. Consumer loans are performing at or better than expectations • On track to achieve forward guidance • Core 2019 earnings is expected to exceed $2.20 per share. Hence, core EPS is expected to be at least $0.71 per share in Q4 2019 • Core 2020 earnings expected to be $3.00 per share (or higher) (1) A non-GAAP measure, refer to the reconciliation schedules at the end of this document (2) Customers considers sub-prime borrowers to be those with FICO scores below 660 4

Q3 2019 Profitability – Significant Improvement QoQ YoY ($ in thousands) Q3  Q2  Q3  $  %  $  %  2019 2019 2018 Change Change Change Change GAAP Profitability Metrics: GAAP earnings $23,451 $5,681 $2,414 $17,770 NM $21,037 NM Diluted EPS $0.74 $0.18 $0.07 $0.56 NM $0.67 NM ROAA 0.95% 0.36% 0.22% 0.59% NM 0.73% NM ROCE 11.81% 2.96% 1.31% 8.85% NM 10.50% NM Non‐GAAP Profitability Metrics(1): Core earnings $23,024 $12,083 $20,053 $10,941 91% $2,971 15% Core diluted EPS $0.73 $0.38 $0.62 $0.35 92% $0.11 18% NIM, TE 2.83% 2.64% 2.47% 0.19% 7% 0.36% 15% Core ROAA 0.94% 0.61% 0.88% 0.33% 54% 0.06% 7% Core ROCE 11.59% 6.31% 10.86% 5.28% 84% 0.73% 7% (1) Non-GAAP measures; refer to the reconciliation schedules at the end of this document 5 NM – not meaningful

Q3 2019 Consolidated Results

Customers Bancorp, Inc.

GAAP vs. Core EPS[(1)]



$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.07
$0.62
$0.44
$0.53
$0.38
$0.38
$0.18
$0.38
$0.74
$0.73
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
GAAP EPS
Core EPS (1)

Q3 2019 Net Income to Common Shareholders of $23.5 million, and Diluted Earnings Per Common Share of $0.74.

- $0.72 of diluted EPS from the Customers Bank Business Banking segment
- $0.02 of diluted EPS from the BankMobile segment

	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
GAAP EPS	$ 0.07	$ 0.44	$ 0.38	$ 0.18	$ 0.74
Notable Items:					
Severance	-	0.04	-	0.01	-
Losses on sale of multi-family loans	-	0.03	-	-	-
Merger and Acquisition related expenses	0.07	0.01	-	-	-
Loss upon acquisition of interest-only GNMA securities	-	-	-	0.18	-
Legal reserves	-	-	-	-	0.05
Securities (gains)/losses	0.48	0.00	-	0.01	(0.06)
Core EPS (1)	$ 0.62	$ 0.53	$ 0.38	$ 0.38	$ 0.73

(1) A non-GAAP measure; refer to the reconciliation schedules at the end of this document

6

Q3 2019 Net Interest Margin FTE Net Interest Margin (1) Interest‐Earning Assets $12 6.0% $10 4.72% 5.0% 4.41% 4.56% 4.24% 4.31% $8 4.0% millions   in   $ $6 3.0% $8.9 $9.8 $8.6 $8.4 $9.0 $4 2.0% $2 1.0% $1.5 $1.0 $0.9 $0.9 $0.9 $0 0.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Securities & Other Loans Yield on Interest‐Earning Assets Interest‐Bearing Liabilities $10 3.0% $9 2.39% 2.31% 2.33% 2.5% $8 2.13% 2.17% $7 2.0% 19 bps increase in yield on interest earning assets Q3 2019 over Q2  $6 2019: $5 $6.7 $6.9 1.5% millions   $6.5 in $5.9 17 bps increase in yield on total loans and leases (6 bps increase in    $4 $6.7 $ yield on the consumer portfolio and a 7 bps increase in yield on the  1.0% $3 multi‐family portfolio, offset in part by an 18 bps decrease in yield on  $2 commercial loans to mortgage companies).  0.5% $1 $1.9 $1.8 4 bps decrease in cost of total deposits and borrowing Q3 2019 over  $1.0 $1.4 $1.5 Q2 2019 $0 0.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 (1) A non‐GAAP measure; refer to the reconciliation schedules at the end of this document Borrowings Deposits Cost of Interest‐Bearing Liabilities 7 Source: Company data

2019 Deposits: Growth In The Right Areas Deposit Growth  9.0  8.0 $2.4 $2.4  7.0 $1.6 $2.4  6.0 $1.7 Billions)   in  5.0   $3.8 ($  4.0 $3.9   $3.5 $3.7 $3.4  3.0  2.0  1.0 $2.2 $1.9 $2.2 $2.3 $2.7 Deposits Growth  ‐ Sep 2018 Dec 2018 Mar 2019 Jun 2019 Sep 2019 QoQ YoY CD's $2.4 B$1.7 B$1.6 B$2.4 B$2.4 B $0.0 B ‐1% $0.0 B1% MMKT / Savings $3.9 B$3.5 B$3.7 B$3.4 B$3.8 B $0.4 B 10% ‐$0.2 B ‐4% DDA $2.2 B$1.9 B$2.2 B$2.3 B$2.7 B $0.4 B 18% $0.5 B25%   Total $8.5 B$7.1 B$7.4 B$8.2 B$8.9 B $0.7 B 9% $0.4 B5% DDA MMKT / Savings CD's We are improving our funding mix as we replace higher cost funding with lower cost core deposits from BankMobile, our Digital Direct Bank, and core business units Source: Company Data Total may not sum due to rounding 8

Q3 2019 Loans Loan Growth $12 5.0% 4.79% 4.48% 4.62% 4.38% 4.37% $10 $0.6 4.0% $0.5 $0.7  $0.0 $0.1 $0.1 $0.7  $0.6  $0.7  $0.7  $1.3 $8 $1.2 $1.3 $1.2 $1.2 3.0% Loans $2.3   $6 $1.8 $2.1 on   Billions) $1.9 $2.0   in   2.0% Yield ($   $1.6 $4 $1.5 $1.5 $2.1 $2.5 Loans 1.0% $2 $3.5 $3.3 $3.2 $3.0 $2.8 $0 0.0% Growth Sep 2018 Dec 2018 Mar 2019 Jun 2019 Sep 2019 QoQ YoY Consumer $0.0 B $0.1 B $0.1 B $0.5 B $0.6 B $0.1 B 16% $0.6 BNM Residential Mortgage $0.6 B $0.7 B $0.7 B $0.7 B $0.7 B $0.0 B ‐4% $0.1 B 19% Non‐Owner Occupied CRE $1.3 B $1.2 B $1.2 B $1.2 B $1.3 B $0.1 B 7% $0.1 B6% $0.1 B 6% $0.5 B 26% Commercial ‐ C&I, Owner Occupied $1.8 B $1.9 B $2.0 B $2.1 B $2.3 B $0.5 B 24% $1.0 B 62% Commerical ‐ Mortgage Warehouse $1.6 B $1.5 B $1.5 B $2.1 B $2.5 B ‐$0.2 B ‐7% ‐$0.7 B ‐20% Multi‐family Loans $3.5 B $3.3 B $3.2 B $3.0 B $2.8 B $0.6 B 6% $1.5 B 17% Total Loans $8.8 B $8.5 B $8.7 B $9.7 B $10.3 B Yield 4.38% 4.37% 4.48% 4.62% 4.79% Q3 2019 loans totaled $10.3 Billion • The yield on loans increased 17 bps from Q2 2019, and 41 bps over Q3 2018 • 108% YOY growth in consumer loans and residential mortgages • 26% YOY growth in C&I (excluding commercial loans to mortgage companies) • 20% YOY decline in multi-family loans 9 Source: Company data

Superior Operating Efficiency and Costs Our Customers Bank Business Banking Segment operating costs(2), as a percentage of average  assets, are at least 96 bps lower than peers and approximately 134 bps lower than the  industry Total Operating Costs as a % of Average Assets (1) 3.50% 3.17% 3.13% 3.08% 3.03% 2.97% 3.00% 2.83% 2.50% 2.69% 2.63% 2.60% 2.52% 2.45% 2.44% 2.00% 1.50% 1.00% 0.50% 1.75% 1.48% 1.44% 1.27% 1.42% 1.48% 0.00% 2014 2015 2016 2017 2018 YTD Sep 2019 Industry Peer Customers Bank Business Banking (1) Source: S&P Global and Company data. Data based on Customers Bank Business Banking Segment unless labeled Consolidated. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable asset size and predominantly commercial business focused loan portfolios as further described in our 2019 proxy. Industry data includes all commercial and savings banks. Industry and peer data in the current YTD period is not yet available for all companies, therefore peer and industry data is as of June 30, 2019. (2) Operating costs consist of all non-interest expenses. 10

Outstanding Credit Quality Credit metrics remain better than peers NPLs to Total Loans Net Charge Offs / Average Total Loans 2.06% 0.48% 2.25% 0.50% 0.45% 0.47% 0.45% 0.47% 0.42% 1.70% 1.75% 1.55% 1.55% 0.40% 1.18% 1.25% 1.11% 1.07% 0.30% 0.92% 0.85% 0.80% 0.19% 0.73% 0.71% 0.20% 0.16% 0.15% 0.18% 0.75% 0.15% 0.15% 0.30% 0.32% 0.20% 0.22% 0.15% 0.17% 0.10% 0.07% 0.05% 0.25% 0.07% 0.19% 0.02% 0.04% 0.00% ‐0.25% 2014 2015 2016 2017 2018 YTD Sep 2014 2015 2016 2017 2018 YTD Sep 2019 2019 Industry Peer Customers Bancorp Industry Peer Customers Bancorp Note: Customers 2015 charge-offs includes 12 bps for a $9 million fraudulent loan Source: S&P Global, Company data. Peer data consists of Northeast and Mid-Atlantic banks and thrifts with comparable asset size and predominantly commercial business focused loan portfolios as further described in our 2019 proxy. Industry data includes all commercial and savings banks. Peer and industry data as of June 30, 2019. Industry and peer data in the current YTD period is not yet available for all companies. 11

Strategic Priorities Articulated at Analyst Day in October 2018 – Summing It Up • Target ROAA of 1.25% or higher over the next 2-3 years • ROAA was 0.95% in Q3 2019, up significantly from Q2 2019 and Q3 2018 • Achieve NIM(1) expansion to 2.75% or greater by Q4 2019, with full year 2019 NIM above 2.70% • NIM expanded to 2.83% in Q3 2019 and further expansion expected in Q4 2019 • Customers effectively restructured its balance sheet resulting in NIM expansion of 36 bps in one year • BankMobile segment profitability achieved by year end 2019 • BankMobile achieved profitability in Q3 2019 and is expected to remain profitable in Q4 2019 and in 2020 • Expense control • Modest growth in Customers Bank Business Banking segment expenses during 2019 • Incremental spend in other areas with be driven by revenue growth or new business or technology initiatives at BankMobile • Consolidated efficiency ratio was 61.58% in Q3 2019, down from 77.32% in Q2 2019 and 66.42% in Q3 2018. • Growth in core deposits and good qualify higher-yielding loans • DDA’s grew 24.8% year over year • During Q4 2019 we plan to sell approximately $500 million of multi-family loans and expect run-off of $300 million or more • Maintain strong credit quality and superior risk management • Reserves to NPLs at September 30, 2019 were 290% • Bank is relatively neutral to interest rate changes at September 30, 2019 • Evaluate opportunities to redeem preferred stock • Redeeming all preferred stock as it becomes callable (currently, dividends paid to our preferred shareholders reduce diluted earnings per share by approximately $0.46) • Will continue to analyze the best ways to execute this over the next two years subject to liquidity and capital needs (1) A non-GAAP measure, refer to the reconciliation schedules at the end of this document 12

Outlook 2019: • On track to earn at least $2.20 of core EPS in 2019 • Net Interest Income • Net Interest Margin: Expansion through 2019 to above 2.83% in Q4 2019, with a full-year net interest margin above 2.70% • Deposits: Core deposit growth is expected to maintain the same pace in Q4 2019 as the first nine months of 2019 • Loans: Average interest earning assets for 2019 are expected to be roughly equal to 2018 average interest earning assets. C&I loans, excluding loans to mortgage companies, are expected to grow approximately $500 million in 2019. Consumer loans are expected to be approximately $1 billion at year end. We currently have $1.8 billion in loans below 3.75% yield of which $1.5 billion are multi-family loans. During the fourth quarter of 2019, we plan to continue reducing these loans through run-off and the planned sale of $500 million of multi-family loans • Core Non-Interest Income: 10% growth from 2018, excluding any securities gains/losses/impairment in either period • Core Non-Interest Expense: core efficiency ratio in the mid-60%s. Very modest expense growth in the Customers Banking Business Banking segment during 2019. Consolidated expenses in Q4 2019 are expected to be flat to down from the average of the first nine months of 2019. • Capital: Continued growth in retained earnings, providing flexibility to call preferred equity, as it becomes callable starting in 2020 subject to liquidity and capital needs. • Effective Tax rate: 22% to 24% • BankMobile: Generate a sustained positive earnings contribution in Q4 2019 2020 and beyond: • Core EPS in 2020 of at least $3.00 • Core EPS within 3-4 years of $4.00 • Core ROAA of 1.25% in 2-3 years 13

Contacts

Customers Bancorp, Inc.

Company:

Carla Leibold, CFO
Tel: 484-923-8802
cleibold@customersbank.com

Jay Sidhu
Chairman & CEO
Tel: 610-935-8693
jsidhu@customersbank.com

Bob Ramsey
Director of IR
Tel: 484-926-7118
rramsey@customersbank.com

14

BankMobile Segment Expanded Financials

Customers Bancorp, Inc.

BankMobile Segment Income Statement ($ in 000s), Except Per Share Data

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019
Interest income	$ -	$ -	$ -	$ -	$ -	$ 2	$ 1	$ 2	$ 1	$ -	$ 2	$ 1,344	$ 2,590	$ 6,761	$ 12,383
Interest expense	$ 4	$ 5	$ 5	$ 6	$ 6	$ 11	$ 10	$ 6	$ 8	$ 125	$ 50	$ 179	$ 166	$ 210	$ 249
Fund transfer pricing net credit	$ 1,723	$ 1,306	$ 1,381	$ 2,466	$ 4,247	$ 2,738	$ 2,693	$ 3,202	$ 4,401	$ 3,520	$ 3,875	$ 3,822	$ 5,614	$ 2,175	$ 340
Net interest income	$ 1,718	$ 1,301	$ 1,376	$ 2,460	$ 4,242	$ 2,727	$ 2,684	$ 3,197	$ 4,394	$ 3,394	$ 3,827	$ 4,987	$ 8,038	$ 8,726	$ 12,474
Provision for loan losses	$ (1)	$ (0)	$ 250	$ 546	$ -	$ -	$ 478	$ 652	$ 243	$ 463	$ 422	$ 1,585	$ 1,791	$ 7,552	$ 1,951
Deposit fees	$ 1	$ 509	$ 3,916	$ 2,500	$ 2,803	$ 1,875	$ 2,338	$ 1,833	$ 1,805	$ 1,338	$ 1,691	$ 1,713	$ 1,910	$ 2,915	$ 3,185
Card revenue	$ 226	$ 1,730	$ 11,387	$ 10,719	$ 13,308	$ 8,521	$ 9,355	$ 9,542	$ 9,438	$ 6,199	$ 6,903	$ 7,362	$ 8,626	$ 6,541	$ 6,688
Other fees	$ 0	$ 164	$ 1,062	$ 991	$ 1,216	$ 1,024	$ 2,143	$ 165	$ 1,228	$ 1,125	$ 1,246	$ 1,450	$ 1,605	$ 1,610	$ 1,739
Total non-interest income	$ 227	$ 2,403	$ 16,365	$ 14,210	$ 17,327	$ 11,420	$ 13,836	$ 11,540	$ 12,471	$ 8,662	$ 9,840	$ 10,525	$ 12,140	$ 11,066	$ 11,612
Compensation & benefits	$ 866	$ 1,708	$ 5,419	$ 5,595	$ 4,949	$ 6,965	$ 6,154	$ 5,909	$ 5,671	$ 5,918	$ 5,695	$ 5,850	$ 6,064	$ 6,997	$ 7,210
Occupancy	$ 59	$ 67	$ 71	$ 70	$ 109	$ 104	$ 297	$ 321	$ 309	$ 321	$ 328	$ 308	$ 303	$ 317	$ 314
Technology	$ 286	$ 1,448	$ 5,847	$ 6,585	$ 6,617	$ 6,386	$ 11,740	$ 9,796	$ 7,129	$ 7,172	$ 8,171	$ 8,248	$ 8,897	$ 8,347	$ 4,471
Outside services	$ 251	$ 886	$ 4,264	$ 4,267	$ 4,519	$ 3,310	$ 3,871	$ 3,366	$ 2,899	$ 1,665	$ 2,205	$ 1,902	$ 2,284	$ 3,082	$ 4,320
Merger related expenses	$ 176	$ 874	$ 144	$ -	$ -	$ -	$ -	$ 410	$ 106	$ 869	$ 2,945	$ 470	$ -	$ -	$ -
Other non-interest expenses	$ 397	$ 1,115	$ 4,178	$ 3,266	$ 3,025	$ 3,081	$ 4,988	$ 1,085	$ 1,835	$ 85	$ 1,645	$ 1,959	$ 1,053	$ 2,732	$ 4,930
Total non-interest expense	$ 2,034	$ 6,099	$ 19,922	$ 19,783	$ 19,219	$ 19,846	$ 27,050	$ 20,888	$ 17,949	$ 16,029	$ 20,989	$ 18,267	$ 18,600	$ 21,475	$ 21,245
Income (loss) before income tax expense	$ (88)	$ (2,394)	$ (2,432)	$ (3,659)	$ 2,350	$ (5,699)	$ (11,008)	$ (6,803)	$ (1,327)	$ (4,436)	$ (7,744)	$ (4,340)	$ (212)	$ (9,235)	$ 890
Income tax expense (benefit)	$ (33)	$ (910)	$ (924)	$ (1,390)	$ 893	$ (2,166)	$ (4,100)	$ (2,563)	$ (326)	$ (1,090)	$ (1,902)	$ (1,066)	$ (49)	$ (2,138)	$ 206
Net income (loss) available to common shareholders	**$ (54)**	**$ (1,484)**	**$ (1,507)**	**$ (2,269)**	**$ 1,457**	**$ (3,533)**	**$ (6,908)**	**$ (4,239)**	**$ (1,001)**	**$ (3,346)**	**$ (5,842)**	**$ (3,274)**	**$ (163)**	**$ (7,097)**	**$ 684**
EPS	$ (0.00)	$ (0.05)	$ (0.05)	$ (0.07)	$ 0.04	$ (0.11)	$ (0.21)	$ (0.13)	$ (0.03)	$ (0.10)	$ (0.18)	$ (0.10)	$ (0.01)	$ (0.22)	$ 0.02
Core EPS (1)	**$ (0.00)**	**$ (0.03)**	**$ (0.05)**	**$ (0.07)**	**$ 0.02**	**$ (0.14)**	**$ (0.16)**	**$ (0.12)**	**$ (0.03)**	**$ (0.08)**	**$ (0.11)**	**$ (0.09)**	**$ (0.01)**	**$ (0.22)**	**$ 0.05**
End of period deposits ($ in millions)	$ 337	$ 240	$ 533	$ 457	$ 708	$ 453	$ 781	$ 400	$ 624	$ 419	$ 732	$ 376	$ 627	$ 456	$ 666
Average deposits ($ in millions)	$ 351	$ 286	$ 332	$ 548	$ 794	$ 532	$ 531	$ 558	$ 644	$ 468	$ 497	$ 532	$ 635	$ 489	$ 529
Average loans ($ in millions)	$ 1	$ 1	$ 1	$ 5	$ 7	$ 2	$ 2	$ 2	$ 2	$ 2	$ 2	$ 59	$ 115	$ 289	$ 498
Average excess deposits ($ in millions)	$ 350	$ 285	$ 332	$ 543	$ 787	$ 530	$ 529	$ 556	$ 642	$ 466	$ 495	$ 474	$ 520	$ 200	$ 30
Yield earned on avg. excess deposits	**1.99%**	**1.84%**	**1.65%**	**1.80%**	**2.19%**	**2.07%**	**2.02%**	**2.29%**	**2.78%**	**3.03%**	**3.11%**	**3.20%**	**4.33%**	**4.36%**	**4.53%**

(1) A Non-GAAP measure; refer to the reconciliation schedule at the end of this document

15

Reconciliation of Non‐GAAP Measures ‐ Unaudited Customers believes that the non-GAAP measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our core results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in Customers' industry. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our ongoing financial results, which we believe enhance an overall understanding of our performance and increases comparability of our period to period results. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP. The following tables present reconciliations of GAAP to non-GAAP measures disclosed within this document. 16

Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

Core Earnings - Customers Bancorp, Inc. Consolidated ($ in thousands, not including per share amounts)

	Q3 2019		Q2 2019		Q1 2019		Q4 2018		Q3 2018	
	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share
GAAP net income to common shareholders	$ 23,451	$ 0.74	$ 5,681	$ 0.18	$ 11,825	$ 0.38	$ 14,247	$ 0.44	$ 2,414	$ 0.07
Reconciling items (after tax):										
Severance expense	-	-	373	0.01	-	-	1,421	0.04	-	-
Loss upon acqusition of interest-only GNMA securities	-	-	5,682	0.18	-	-	-	-	-	-
Merger and acquisition related expenses	-	-	-	-	-	-	355	0.01	2,222	0.07
Losses on sale of multi-family loans	-	-	-	-	-	-	868	0.03	-	-
Legal reserves	1,520	0.05	-	-	-	-	-	-	-	-
(Gains) losses on investment securities	(1,947)	(0.06)	347	0.01	(2)	-	101	-	15,417	0.48
Core earnings	$ 23,024	$ 0.73	$ 12,083	$ 0.38	$ 11,823	$ 0.38	$ 16,992	$ 0.53	$ 20,053	$ 0.62

Core Earnings - Customers Bank Business Banking Segment ($ in thousands, not including per share amounts)

	Q3 2019		Q2 2019		Q1 2019		Q4 2018		Q3 2018	
	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share	USD	Per Share
GAAP net income to common shareholders	$ 22,767	$ 0.72	$ 12,778	$ 0.40	$ 11,988	$ 0.38	$ 17,521	$ 0.55	$ 8,256	$ 0.26
Reconciling items (after tax):										
Severance expense	-	-	359	0.01	-	-	1,421	0.04	-	-
Loss upon acqusition of interest-only GNMA securities	-	-	5,682	0.18	-	-	-	-	-	-
Losses on sale of multi-family loans	-	-	-	-	-	-	868	0.03	-	-
Legal reserves	760	0.02	-	-	-	-	-	-	-	-
(Gains) losses on investment securities	(1,947)	(0.06)	347	0.01	(2)	-	101	-	15,417	0.48
Core earnings	$ 21,580	$ 0.68	$ 19,166	$ 0.61	$ 11,986	$ 0.38	$ 19,911	$ 0.62	$ 23,673	$ 0.73

17

Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

Core Earnings (Loss) - BankMobile Segment ($ in thousands, not including per share amounts)

	Q3 2019 USD	Q3 2019 Per Share	Q2 2019 USD	Q2 2019 Per Share	Q1 2019 USD	Q1 2019 Per Share
GAAP net income (loss) to common shareholders	$ 684	$ 0.02	$ (7,097)	$ (0.22)	$ (163)	$ (0.01)
Reconciling items (after tax):						
Severance expense	-	-	13	-	-	-
Merger and acquisition related expenses	-	-	-	-	-	-
Catch-up depreciation/amortization on BankMobile assets	-	-	-	-	-	-
Legal reserves	760	0.02	-	-	-	-
Core earnings (loss)	$ 1,444	$ 0.05	$ (7,084)	$ (0.22)	$ (163)	$ (0.01)

Core Earnings (Loss) - BankMobile Segment ($ in thousands, not including per share amounts)

	Q4 2018 USD	Q4 2018 Per Share	Q3 2018 USD	Q3 2018 Per Share	Q2 2018 USD	Q2 2018 Per Share	Q1 2018 USD	Q1 2018 Per Share
GAAP net income (loss) to common shareholders	$ (3,274)	$ (0.10)	$ (5,842)	$ (0.18)	$ (3,346)	$ (0.10)	$ (1,001)	$ (0.03)
Reconciling items (after tax):								
Merger and acquisition related expenses	355	0.01	2,222	0.07	655	0.02	80	-
Catch-up depreciation/amortization on BankMobile assets	-	-	-	-	-	-	-	-
Core earnings (loss)	$ (2,919)	$ (0.09)	$ (3,620)	$ (0.11)	$ (2,691)	$ (0.08)	$ (921)	$ (0.03)

Core Earnings (Loss) - BankMobile Segment ($ in thousands, not including per share amounts)

	Q4 2017 USD	Q4 2017 Per Share	Q3 2017 USD	Q3 2017 Per Share	Q2 2017 USD	Q2 2017 Per Share	Q1 2017 USD	Q1 2017 Per Share
GAAP net income (loss) to common shareholders	$ (4,240)	$ (0.13)	$ (6,908)	$ (0.21)	$ (3,533)	$ (0.11)	$ 1,457	$ 0.04
Reconciling items (after tax):								
Merger and acquisition related expenses	256	0.01	-	-	-	-	-	-
Catch-up depreciation/amortization on BankMobile assets	-	-	1,765	0.05	(883)	(0.03)	(882)	(0.03)
Core earnings (loss)	$ (3,984)	$ (0.12)	$ (5,143)	$ (0.16)	$ (4,416)	$ (0.14)	$ 575	$ 0.02

Core Earnings (Loss) - BankMobile Segment ($ in thousands, not including per share amounts)

	Q4 2016 USD	Q4 2016 Per Share	Q3 2016 USD	Q3 2016 Per Share	Q2 2016 USD	Q2 2016 Per Share	Q1 2016 USD	Q1 2016 Per Share
GAAP net income (loss) to common shareholders	$ (2,269)	$ (0.07)	$ (1,507)	$ (0.05)	$ (1,484)	$ (0.05)	$ (54)	$ -
Reconciling items (after tax):								
Merger and acquisition related expenses	-	-	89	-	542	0.02	109	-
Catch-up depreciation/amortization on BankMobile assets	-	-	-	-	-	-	-	-
Core loss	$ (2,269)	$ (0.07)	$ (1,418)	$ (0.05)	$ (942)	$ (0.03)	$ 55	$ -

18

Reconciliation of Non‐GAAP Measures – Unaudited (Cont.) Tangible Book Value per Common Share - Customers Bancorp, Inc. Consolidated ($ in thousands, except per share data) Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q4 2017 Q4 2016 Q4 2015 Q4 2014 GAAP -Total Shareholders' Equity $ 1,019,919 $ 991,405 $ 978,373 $ 956,816 $ 920,964 $ 855,872 $ 553,902 $ 443,145 Reconciling Items: Preferred Stock (217,471) (217,471) (217,471) (217,471) (217,471) (217,471) (55,569) - Goodwill and Other Intangibles (15,521) (15,847) (16,173) (16,499) (16,295) (17,621) (3,651) (3,664) Tangible Common Equity $ 786,927 $ 758,087 $ 744,729 $ 722,846 $ 687,198 $ 620,780 $ 494,682 $ 439,481 Common shares outstanding 31,245,776 31,202,023 31,131,247 31,003,028 31,382,503 30,289,917 26,901,801 26,745,529 Tangible Book Value per Common Share $ 25.16 $ 24.30 $ 23.92 $ 23.32 $ 21.90 $ 20.49 $ 18.39 $ 16.43 CAGR 10.23% Customers Bancorp, Inc. Consolidated - Net Interest Margin, tax equivalent ($ in thousands) Q3 2019 Q2 2019 Q1 2019 Q4 2018 Q3 2018 GAAP Net interest income$ 75,735 $ 64,679 $ 59,304 $ 61,524 $ 64,001 Tax-equivalent adjustment 184 183 181 171 172 Net interest income tax equivalent$ 75,919 $ 64,862 $ 59,485 $ 61,695 $ 64,173 Average total interest earning assets$ 10,667,198 $ 9,851,150 $ 9,278,413 $ 9,518,120 $ 10,318,943 Net interest margin, tax equivalent 2.83% 2.64% 2.59% 2.57% 2.47% 19

Reconciliation of Non-GAAP Measures – Unaudited (Cont.)

Customers Bancorp, Inc.

Core Return on Average Assets - Customers Bancorp

(dollars in thousands except per share data)	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
GAAP net income	27,066	9,296	15,440	17,862	6,029	51,801	53,833
Reconciling items (after tax):							
Severance expense	-	373	-	1,421	-	373	-
Loss upon acquisition of interest-only GNMA securities	-	5,682	-	-	-	5,682	-
Merger and acquisition related expenses	-	-	-	355	2,222	-	2,957
Losses on sale of multi-family loans	-	-	-	868	-	-	-
Legal reserves	1,520	-	-	-	-	1,520	-
(Gains) losses on investment securities	(1,947)	347	(2)	101	15,417	(1,602)	15,545
Core net income	26,639	15,698	15,438	20,607	23,668	57,774	72,335
Average total assets	11,259,144	10,371,842	9,759,529	9,947,367	10,728,339	10,468,998	10,576,737
Core return on average assets	0.94%	0.61%	0.64%	0.82%	0.88%	0.74%	0.91%

Core Return on Average Common Equity - Customers Bancorp

(dollars in thousands except per share data)	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Nine Months Ended September 30, 2019	Nine Months Ended September 30, 2018
GAAP net income to common shareholders	23,451	5,681	11,825	14,247	2,414	40,957	42,989
Reconciling items (after tax):							
Severance expense	-	373	-	1,421	-	373	-
Loss upon acquisition of interest-only GNMA securities	-	5,682	-	-	-	5,682	-
Merger and acquisition related expenses	-	-	-	355	2,222	-	2,957
Losses on sale of multi-family loans	-	-	-	868	-	-	-
Legal reserves	1,520	-	-	-	-	1,520	-
(Gains) losses on investment securities	(1,947)	347	(2)	101	15,417	(1,602)	15,545
Core earnings	23,024	12,083	11,823	16,992	20,053	46,930	61,491
Average total common shareholders' equity	787,885	768,592	751,133	745,226	732,302	769,338	717,522
Core return on average common equity	11.59%	6.31%	6.38%	9.05%	10.86%	8.16%	11.46%

20